                                                                 EXHIBIT 10.3(a)


RFS HOTEL INVESTORS, INC.
SCHEDULE OF TERMS AND PURCHASE AND
  SALE AGREEMENTS
FOR AGREEMENTS IN 1998


                                               PURCHASE             SALE
                                                 PRICE              PRICE
                                               --------             -----

HOTEL REX                                    $15,000,000

RAMADA INN, FISHERMAN'S WHARF                 14,500,000

EXECUTIVE INN, TUPELO, MS                                      $4,600,000

HOLIDAY INN EXPRESS, FRANKLIN, TN                               2,350,000

HAMPTON INN, LANSING, MI                                        4,350,000

COMFORT INN -
Conyers, GA                                                     2,430,000
Grand Rapids, MI                                                4,600,000
Clemson, SC                                                     4,700,000